Exhibit 10.4

SETTLEMENT AGREEMENT AND RELEASE OF ALL CLAIMS

This settlement agreement and mutual release of all claims (Settlement Agreement) is made and entered into as of this 19th day of January, 2010 by and between Who’s Your Daddy, Inc., a California corporation (“WYD CA”), Who’s Your Daddy, Inc., a Nevada corporation (“WYD NE”) (collectively referred to herein as “the Companies”) and Fish & Richardson P.C. (“Fish”), a Massachusetts professional corporation.

RECITALS

WHEREAS, Fish obtained a now-final judgment against the Companies as a result of an action in San Diego Superior Court, Case Number 37-2008-00083932-CU-CL-CTL  for unpaid legal fees and costs (“State Court Judgment”); and,

WHEREAS, no part of the judgment or subsequently accruing costs or interest has been paid; and,

WHEREAS, WYD CA had previously granted Fish a first priority security interest in all of the trademarks owned by it and all associated goodwill; and,

WHEREAS, Fish has commenced an action in United States District Court Southern District of California, Case Number 09 CV 1993 W POR (“Federal Action”) against WYD CA to foreclose on the security interest in its trademarks;

NOW, THEREFORE in consideration of the promises and covenants set forth in this Settlement Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto expressly agree as follows:

1.             Settlement. WYD CA agrees to transfer all right, title and interest in and to the trademarks which are the subject of Fish’s security interest (the “Marks”) to Fish absolutely and unconditionally and free of all liens and encumbrances.  Pursuant to the foregoing, WYD CA shall execute and deliver to Fish as of the effective date a Trademark Assignment in the form attached as Exhibit A.  Upon the completion of the said transfer of the trademarks to Fish, the State Court Judgment will be fully satisfied and Fish will acknowledge a full satisfaction of judgment.  Further, upon the completion of the said transfer of the Marks to Fish, Fish will dismiss the Federal Action with prejudice.

1.1           Discontinuation of Use.  Within twenty (20) days of the effective date of this Settlement Agreement, the Companies agree to permanently discontinue any and all use whatsoever of the Marks, except as otherwise expressly set forth in this Section 1.  The Companies further agree that they will not adopt, use, apply to register or register anywhere in the world for any and all goods and services the Marks, or any other mark that may cause likelihood of confusion with or dilution of the Marks.  For purposes of this Settlement Agreement, use includes but is not limited to use as a trade name, as a company name, in a logo or slogan, as an e-mail address, in a domain name or URL, on web sites, in correspondence, on letterhead, business cards, and promotional and marketing materials, and on signage.  The Companies further agree not to assign any actual or claimed rights in the Marks to any third party.

1.2           Africa.  The Companies shall retain all rights to use, register and license the Marks in the continent of Africa.  Fish, and its assigns and/or successors shall not challenge, contest, oppose, seek to cancel, or otherwise object to the Companies’ use and/or registration of the Marks in Africa or their rights therein, except on the grounds of non-use, abandonment or fraud based on actions occurring after the effective date of this Settlement Agreement.

1.3           Beryt.  Pursuant to the Agreement Regarding Use of Who’s Your Daddy Energy Shots between the Companies and Beryt Promotion, LLC (“Beryt”), attached hereto as Exhibit B, Beryt has the limited right to use the WHO’S YOUR DADDY trademark, solely in connection with the sale or give-away of WHO’S YOUR DADDY-branded energy shots and the promotion thereof within the city of Las Vegas, Nevada until April 13, 2010.  After such date, Beryt has agreed to permanently discontinue all commercial use of the WHO’S YOUR DADDY trademark and will retain no rights in the same.

1.4           Product Formulas and Flavors.  The Companies shall retain all rights to use and license their existing product formulas, recipes and flavors, so long as such products are not marketed in connection with the Marks.  The Companies may retain the basic color schemes of their existing product packaging and cans, but may not adopt any of the distinctive logos and designs that are being assigned herein and under Exhibit A.  Fish, and its assigns and/or successors shall not use the Companies’ existing product formulas nor adopt the precise color schemes that the Companies use with their WHO’S YOUR DADDY-branded energy drinks as of the effective date of this Settlement Agreement.

1.5           Domain Names.  Pursuant to the Assignment Agreement attached hereto as Exhibit A, the Companies agree to immediately transfer ownership of the <whosyourdaddyinc.com> domain to Fish.  The Companies may retain ownership of the <wydenergy.com> and <wydmail.com> domains until their expiration date, which are September 16, 2010 and December 22, 2010, respectively.  As of the effective date of the Settlement Agreement, the Companies will permanently remove all content from the <wydenergy.com> and <wydmail.com> websites, except to inform consumers of their name-change and to redirect consumers to an entirely new site which does not use the Marks.  The Companies agree to permanently cease all use of the <wydenergy.com> and <wydmail.com> domains and any email addresses containing such domains upon their expiration dates of September 16, 2010 and December 22, 2010, respectively, and to allow such domain registrations to lapse when they are set to expire on those dates.

1.6           Corporate Names.  The Companies agree to file certificates of dissolution, cancellation or amendments to their articles of organization with the Secretaries of State of California and Nevada to effect their corporate name change and forward copies of those documents to Fish on or before June 30, 2010.  Pursuant to Section 1.1, except for the limited purpose of complying with corporate formalities until June 30, 2010, the Companies may not use the Marks in any manner, and the new or amended corporate entity names for the Companies shall not incorporate the Marks or any derivatives thereof.

2.             Representations and Warranties.  WYD CA hereby represents and warrants that it is the owner of all right, title and interest in and to the Marks and that the Marks are free and clear of all liens, mortgages, pledges, security interests, prior assignments and encumbrances of any kind whatsoever.  WYD CA further represents and warrants that neither the Marks nor the use of such Marks infringe or otherwise conflict or interfere with any rights whatsoever of any other person or party in the United States.  WYD CA further represents and warrants that neither the execution and delivery of this Agreement nor consummation of the actions contemplated herein will violate any security agreement, indenture, order, other instrument or agreement to which WYD CA is a party and by which WYD CA and/or the Marks are bound.

3.             Indemnification.  By entering into this Agreement, Fish assumes no liabilities of the Companies.  The Companies shall indemnify and hold harmless Fish, its officers, directors, agents, employees and permitted assigns, from and against any and all claims, suits, damages, liabilities, costs and expenses, including, but not limited to court costs and reasonable attorneys’ fees, arising out of or based on: (i) any past act, omission or negligence by the Companies with respect to the performance of their obligations to third parties arising in connection with the Marks; or (ii) the infringement of any trademark application or trademark of a third party arising out of the Marks.

4.             Mutual Release. Effective upon the consummation of the events in paragraph 1 above:

The parties to this Settlement Agreement do hereby expressly, voluntarily and immediately release and discharge each other, their agents, attorneys, officers, directors, subsidiaries, predecessors, successors and assigns, of and from any and all past and present actions, cause of actions, suits, counterclaims, debts, charges, complaints, claims, liabilities, contracts, obligations, damages and expenses, of any nature whatsoever, both in law and in equity or otherwise, at any and all times prior to the date of this Release.

Subject to the terms of this Settlement Agreement, all the parties hereto hereby relinquish all claims, whether known or unknown, that they may have against each other.  The parties expressly waive any and all rights and benefits conferred upon them by the provisions of Section 1542 of the Civil Code of the State of California, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THIS RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE PLAINTIFF.

This waiver is not a mere recital but is a knowing waiver of the rights and benefits otherwise available to the parties under this section.

5.             No Costs Or Fees. Each of the parties to this Settlement Agreement is to bear, as between themselves, their own costs and attorneys' fees arising from the transactions contemplated by this Settlement Agreement.

6.             Successors and Assigns. This Settlement Agreement shall inure to the benefit of and be binding upon the parties, their affiliates, successors, heirs and assigns.

7.             Voluntary and Informed Consent; Authority.  Each party to this Settlement Agreement warrants that no promise or inducement to enter into this Settlement Agreement has been offered, except as herein set forth and that this Settlement Agreement is executed by each party without relying upon any statement or representation by any other party or its representatives, including, but not limited to, any representations concerning the nature and extent of any injury, damages or legal liability.  Each party to this Settlement Agreement has made such investigation of the facts and law pertaining to this settlement and this Settlement Agreement, and of all matters pertaining thereto, as that party deems necessary.  Each party also acknowledges that it has either been represented by counsel during all stages of this dispute and has acted with the advice of such counsel in executing this Settlement Agreement or, by these words, informed of the parties’ right to independent counsel, afforded a reasonable time to seek such advice, but has knowingly and intelligently waived such right.  Without limitation of the foregoing, the Companies acknowledge that they have not been represented by Fish in connection with the matters contemplated hereby and have either obtained independent legal advice or waive the right to seek it.  Each party hereto and each person executing this Settlement Agreement acknowledges that the terms and conditions of this Settlement Agreement have been completely read, and that the terms and conditions are fully understood and voluntarily accepted and in connection therewith, the parties acknowledge that each of them has had the benefit of legal counsel in entering into the same and they warrant, represent and agreed that they, and each of them, understand all of the terms and are voluntarily executing the same of their own free will, without coercion or duress, or such party or parties has or have knowingly and intelligently waived such right.  Each party to this Settlement Agreement further represents and warrants that it has full authority to enter into this Settlement Agreement.

8.             Joint Drafting. The parties agree that they have jointly participated in the drafting and preparation of this Settlement Agreement, and that the language in this Settlement Agreement shall be construed as a whole according to its fair meaning and not strictly for or against either of the parties hereto.

9.             Execution. This Settlement Agreement may be' executed by each party on separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together constitute but one and the same instrument. Counterparts may be transmitted by the parties to their counsel via telecopier, or by email in .pdf format if convenient to do so, and such counterparts shall be deemed originals, for all purposes.

10.           Entire Agreement. This Settlement Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements, discussions and statements. No supplement, modification, waiver or termination of this Settlement Agreement shall be binding unless executed in writing by the party or parties to be bound thereby. No wai0ver of any of the provisions of this Settlement Agreement shall be deemed to constitute a waiver of any other provisions hereof, whether or not similar, nor shall such waiver constitute a continuing waiver.

11.           Severability. If any Paragraph of this Settlement Agreement or any portion thereof shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Settlement Agreement shall not in any way be affected or impaired.

12.           Choice of Law. This Settlement Agreement shall be construed and enforced under the laws of the State of California.

IN WITNESS WHEREOF, the parties hereto have executed this Settlement Agreement as of the date first above written.

Who’s Your Daddy, Inc. (CA)	Fish & Richardson P.C.

By: ________________________	By: ________________________
Michael Dunn, CEO	Roger D. Feldman, Senior Principal and General Counsel

Who’s Your Daddy, Inc. (NE)

By: ________________________
Michael Dunn, CEO

EXHIBIT A - ASSIGNMENT

WHEREAS, Who’s Your Daddy, Inc., a corporation organized and existing under the laws of the State of California, having a place of business at 26381 Crown Valley Parkway, Mission Viejo, CA 92691 (“Assignor”) has adopted, used, is using and has applied to register the trademarks and domain names identified in the attached Schedule A (herein referred to collectively as the “Property”) in the United States and worldwide.

WHEREAS, Fish & Richardson P.C., a professional corporation organized and existing under the laws of the State of Massachusetts, having a place of business at 225 Franklin Street, Boston, Massachusetts 02110 (“Assignee”), desires to acquire the Property together with the good will of the business.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Assignor does hereby sell, assign and transfer unto Assignee, its successors and assigns all right, title and interest in and to the Property together with the good will of the business symbolized by the Property, including any trademark registrations that may have issued or trademark applications that are pending in Assignor’s name for the Property.  Assignor further sells, assigns and transfers unto Assignee its entire right, title and interest in and to any and all causes of action and rights of recovery for past infringement of the Property.

Assignor covenants that it or its representatives will, upon the request and at the expense of Assignee, do all other lawful acts necessary to enable Assignee to obtain, maintain and enforce full benefits from the rights and interests herein assigned.

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This assignment shall be binding upon the successors and assigns of Assignor and shall inure to the benefit of the successors and assigns of Assignee.

IN WITNESS WHEREOF, said Assignor, has executed and delivered this instrument this _____________ day of January, 2010.

WHO’S YOUR DADDY, INC.

Date:	____________, 2010	By:
		Name:	Michael R. Dunn
		Title:	Chairman and CEO

NOTARY:

FISH & RICHARDSON P.C.

Date:	____________, 2010	By:
		Name:	Roger D. Feldman
		Title:	General Counsel

NOTARY:

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Schedule A

TRADEMARKS
Mark	Country	Application No. Filing Date	Registration No. Registration Date
WHO’S YOUR DADDY STYLE WITH AUTHORITY & Design	United States	78658016 26 Jun 2005	(pending)
WHO’S YOUR DADDY	United States	78976525 21 Oct 2004	3389058 26 Feb 2008
	United States	78696818 19 Aug 2005	3212454 27 Feb 2007
	United States	78504067 21 Oct 2004	3011493 01 Nov 2005
	United States	78504061 21 Oct 2004	3078885 11 Apr 2006
	United States	76574439 09 Feb 2004	3656207 21 Jul 2009
	United States	76574444 09 Feb 2004	3548592 23 Dec 2008
	United States	76574445 09 Feb 2004	3084079 25 Apr 2006
	United States	76574443 09 Feb 2004	3084078 25 Apr 2006
	United States	76574442 09 Feb 2004	3315070 23 Oct 2007
	United States	76574441 09 Feb 2004	3084077 25 Apr 2006
	United States	76574440 09 Feb 2004	3084076 25 Apr 2006
THE KING OF ENERGY	United States	78657979 24 Jun 2005	(pending)

WHO’S YOUR DADDY STYLE WITH AUTHORITY & Design	Bahamas	28975 23 Dec 2005	(pending)
	Bahamas	28976 23 Dec 2005	(pending)
	Bahamas	28977 23 Dec 2005	(pending)
THE KING OF ENERGY	Bahamas	28978 23 Dec 2005	(pending)

THE KING OF ENERGY	China	IR879935 19 Dec 2005	IR879935 19 Dec 2005

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TRADEMARKS
Mark	Country	Application No. Filing Date	Registration No. Registration Date
WHO’S YOUR DADDY STYLE WITH AUTHORITY & Design	Costa Rica	20060002 02 Jan 2006	163768 06 Nov 2006
	Costa Rica	20060003 02 Jan 2006	168233 06 Nov 2007
	Costa Rica	20060004 02 Jan 2006	163767 11 Jun 2006
THE KING OF ENERGY	Costa Rica	20060001 02 Jan 2006	163769 06 Nov 2006

WHO’S YOUR DADDY	European Community	3303765 06 Aug 2003	3303765 08 Dec 2004
THE KING OF ENERGY	European Community	IR879935 19 Dec 2005	IR879935 19 Dec 2005

WHO’S YOUR DADDY STYLE WITH AUTHORITY & Design	Hong Kong	300552843 21 Dec 2005	300552843 12 Sep 2006
THE KING OF ENERGY	Hong Kong	300552852 21 Dec 2005	300552852 15 Jun 2006

WHO’S YOUR DADDY STYLE WITH AUTHORITY & Design	Indonesia	D002005029343 23 Dec 2005	IDM000135110 19 Sep 2007
	Indonesia	D002005029342 23 Dec 2005	IDM000135109 19 Sep 2007
	Indonesia	D002005029344 23 Dec 2005	IDM000135111 19 Sep 2007
THE KING OF ENERGY	Indonesia	D002005029345 23 Dec 2005	(pending)

THE KING OF ENERGY	Iran	IR879935 19 Dec 2005	IR879935 19 Dec 2005

WHO’S YOUR DADDY STYLE WITH AUTHORITY & Design	Israel	186239 22 Dec 2005	186239 07 Aug 2007
	Israel	186240 22 Dec 2005	186240 06 Aug 2007
	Israel	186241 22 Dec 2005	186241 06 Aug 2007
THE KING OF ENERGY	Israel	186242 22 Dec 2005	186242 07 Aug 2007

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TRADEMARKS
Mark	Country	Application No. Filing Date	Registration No. Registration Date
WHO’S YOUR DADDY STYLE WITH AUTHORITY & Design	Jamaica	47860 22 Dec 2005	47860 22 Dec 2005

WHO’S YOUR DADDY	Japan	200580403 29 Aug 2005	4991423 29 Sep 2006

WHO’S YOUR DADDY STYLE WITH AUTHORITY & Design	Jordan	83580 21 Dec 2005	83580 21 Dec 2005
	Jordan	83579 21 Dec 2005	83579 21 Dec 2005
	Jordan	83330 21 Dec 2005	83330 21 Dec 2005
THE KING OF ENERGY	Jordan	83581 21 Dec 2005	83581 21 Dec 2005

WHO’S YOUR DADDY STYLE WITH AUTHORITY & Design	Malaysia	05021654 22 Dec 2005	(pending)

WHO’S YOUR DADDY	Mexico	744939 14 Oct 2005	923606 03 Mar 2006
	Mexico	744941 14 Oct 2005	923839 07 Mar 2006
	Mexico	744940 14 Oct 2005	923607 03 Mar 2006
THE KING OF ENERGY	Mexico	744938 14 Oct 2005	930715 25 Apr 2006
	Mexico	797720 02 Aug 2006	949543 28 Aug 2006

WHO’S YOUR DADDY STYLE WITH AUTHORITY & Design	Panama	14786001 23 Dec 2005	147860 23 Dec 2005
	Panama	14786101 23 Dec 2005	147861 23 Dec 2005
	Panama	14786201 23 Dec 2005	147862 23 Dec 2005
THE KING OF ENERGY	Panama	14785901 23 Dec 2005	147859 23 Dec 2005

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TRADEMARKS
Mark	Country	Application No. Filing Date	Registration No. Registration Date
THE KING OF ENERGY	Russian Federation	IR879935 19 Dec 2005	IR879935 19 Dec 2005

THE KING OF ENERGY	Singapore	IR879935 19 Dec 2005	IR879935 19 Dec 2005

WHO’S YOUR DADDY STYLE WITH AUTHORITY & Design	Thailand	613377 23 Dec 2005	Kor264099 23 Dec 2005
	Thailand	613378 23 Dec 2005	Kor265321 23 Dec 2005
	Thailand	613379 23 Dec 2005	Kor264320 23 Dec 2005

WHO’S YOUR DADDY STYLE WITH AUTHORITY & Design	UAE	76225 24 Dec 2005	63268 01 Oct 2006
	UAE	76226 24 Dec 2005	91989 26 Nov 2008
	UAE	76227 24 Dec 2005	63270 01 Oct 2006
THE KING OF ENERGY	UAE	76228 24 Dec 2005	63269 01 Oct 2006

WHO’S YOUR DADDY STYLE WITH AUTHORITY & Design	Vietnam	4200517576 23 Dec 2005	115043 01 Dec 2008
THE KING OF ENERGY	Vietnam	420517577 23 Dec 2005	107562 19 Aug 2008

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Schedule A

DOMAIN NAMES
www.whosyourdaddyinc.com

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EXHIBIT B

AGREEMENT REGARDING USE OF WHO’S YOUR DADDY ENERGY SHOTS

This Agreement Regarding Use of Who’s Your Daddy Energy Shots (hereinafter “Agreement”) is entered into between Who’s Your Daddy, Inc., a California corporation (WYD CA), Who’s Your Daddy, Inc., a Nevada corporation (WYD NE), (collectively referred to herein as “WYD”), and Beryt Promotion, LLC, a Nevada limited liability company (hereinafter, “BERYT”).  The “Effective Date” is the last date by which all parties have executed the Agreement.

WHEREAS, WYD previously sold several hundred thousand WHO'S YOUR DADDY-branded energy shots to BERYT for use in casinos;

WHEREAS, WYD is assigning all right, title and interest in and to its trademarks to a third party in settlement of such third party’s claims against it;

NOW, THEREFORE, in consideration of mutual promises and covenants herein set forth, the parties hereto agree as follows:

1.           Within ninety (90) days of the Effective Date, BERYT agrees to permanently discontinue all commercial use of the name, trade name, trademark, service mark, designation, and domain name WHO’S YOUR DADDY, including in connection with the sale or give-away of WHO’S YOUR DADDY-branded energy shots and the promotion thereof.

2.           Within ninety (90) days of the Effective Date, BERYT agrees to destroy all materials in its possession, custody, or control bearing the name, trade name, trademark, service mark, designation, and domain name WHO’S YOUR DADDY.

3.           Prior to the end of the ninety (90) day phase out period, BERYT may only sell, give away and/or promote products bearing the WHO’S YOUR DADDY mark within the city of Las Vegas, Nevada.  BERYT may not sell, assign, or otherwise transfer its WHO’S YOUR DADDY products to any third party re-seller.

4.           This Agreement is binding on each of the parties, their successors, assigns, and related companies.

5.           This Agreement may be executed by the parties hereto in multiple counterparts, each of which shall be deemed an original and all of which together shall be one and the same document. This Agreement shall enter into force on the Effective Date and shall extend for an indefinite time, unless terminated in accordance herewith.

6.           This Agreement encompasses the entire agreement and understanding between the parties hereto and supersedes any and all prior understandings or agreements, whether written or oral.  Any modification to this Agreement must be in a singular writing signed by duly authorized representatives of each party hereto to be binding upon either party.

IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives on the dates set forth below.

Who’s Your Daddy, Inc. (CA)	Beryt Promotion, LLC

(Authorized Signature)	(Authorized Signature)

Michael R. Dunn	Ramon Desage
Printed Name	Printed Name

CEO	CEO
Title/Position	Title/Position

1/5/10	1/12/10
Date Signed	Date Signed

Who’s Your Daddy, Inc. (NE)

(Authorized Signature)

Michael R. Dunn
Printed Name

CEO
Title/Position

1/5/10
Date Signed